UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2015, XenoPort, Inc. (the “Company”), in a confidential preliminary offering memorandum to be used in connection with a potential private placement (see Item 8.01 below), disclosed that, although it has not finalized its full financial results for the fiscal year ended December 31, 2014, it expects to report that it had $102.1 million of cash, cash equivalents and short-term investments as of December 31, 2014. The amount is preliminary, has not been audited and is subject to change upon completion of the Company’s ongoing audit. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2014.

Forward-Looking Statements

This Item 2.02 of this report contains forward-looking statements, including, without limitation, statements relating to the Company’s cash position as of December 31, 2014. These forward-looking statements are based upon the Company’s current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks related to changes in estimated cash position based on the completion of financial closing procedures and the audit of the Company’s financial statements, and other risks detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future events, changed assumptions or otherwise.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On January 28, 2015, the Company issued a press release announcing its intention to offer, subject to market and other conditions, up to $100 million principal amount of Convertible Senior Notes due in 2022 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition, the Company expects to grant the initial purchasers for the private placement an option to purchase up to an additional $15 million principal amount of notes from the Company to cover over-allotments. A copy of the press release is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: January 28, 2015	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 28, 2015.